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EXHIBIT 10(B)


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 4, 1997 and April 11, 1997, in Post-Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 33-89574) and related Prospectus of Southland Separate Account A1 (dated May 1, 1997).



                                                           /s/ ERNST & YOUNG LLP


Atlanta, Georgia
April 23, 1997